UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 30, 2010

DCP MIDSTREAM PARTNERS, LP

(Exact name of registrant as specified in its charter)

Commission File No. 001-32678

Delaware	03-0567133
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

370 17th Street, Suite 2775, Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 633-2900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On September 30, 2010, DCP Midstream Operating, LP (the “Operating Partnership”) closed a public offering of $250 million aggregate principal amount of its 3.25% Senior Notes due 2015 (the “Notes”). The Notes are fully and unconditionally guaranteed by DCP Midstream Partners, LP (the “Partnership”). The Notes constitute a new series of debt securities under an indenture dated as of September 30, 2010 (the “Base Indenture”), between the Operating Partnership, The Bank of New York Mellon Trust Company, N.A., as Trustee (the “Trustee”), as amended and supplemented by the first supplemental indenture dated as of September 30, 2010 (the “First Supplemental Indenture”) by and among the Operating Partnership, the Partnership and the Trustee, setting forth the specific terms applicable to the Notes. The Base Indenture, as amended and supplemented by the First Supplemental Indenture, is referred to herein as the “Indenture.” The Notes were sold in an underwritten public offering and were registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a shelf registration statement on Form S-3 (File No. 333-167108) that became effective upon its filing with the Securities Exchange Commission on May 26, 2010.

The information included in Item 2.03 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01 of this Current Report on Form 8-K.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On September 30, 2010, the Operating Partnership successfully completed the issuance and sale of $250 million in aggregate principal amount of the Notes, which bear interest at a rate of 3.25% per annum and are fully and unconditionally guaranteed on a senior unsecured basis by the Partnership. The Notes were registered under the Securities Act as described in Item 1.01 above.

Interest on the Notes will accrue from September 30, 2010 and interest on the Notes is payable semi-annually on April 1 and October 1 of each year, commencing April 1, 2011. The Notes will mature on October 1, 2015.

The Operating Partnership may, at its option, redeem all or part of the Notes at any time at a price equal to the greater of (i) 100% of the principal amount of the Notes to be redeemed and (ii) a make-whole price as described in the First Supplemental Indenture, in either case plus accrued and unpaid interest. The Notes are the Operating Partnership’s senior unsecured obligations. The Notes will rank equally in right of payment with all of the Operating Partnership’s other existing and future senior unsecured indebtedness, and senior in right of payment to any of its subordinated indebtedness. The guarantee of the notes by the Partnership will rank equally in right of payment with the Partnership’s existing and future senior unsecured indebtedness and senior in right of payment to any subordinated debt the Partnership may incur.

The Indenture contains covenants that will limit the ability of the Partnership, the Operating Partnership and certain of their subsidiaries to, among other things, create liens on its principal properties, engage in sale-leaseback transactions, and merge or consolidate with another entity or sell, lease or transfer substantially all of its properties or assets to another entity. The Indenture does not restrict the Partnership, the Operating Partnership or their subsidiaries from incurring additional indebtedness, paying distributions on its equity interests or purchasing or redeeming its equity interests, nor does it require the maintenance of any financial ratios or specified levels of net worth or liquidity. Events of default under the Indenture include:

•	default for 30 days in the payment when due of any interest on, or any additional amount in respect of, the Notes;

•	default in the payment of principal or any premium on the Notes when due;

•

failure by the Operating Partnership or the Partnership for 60 days after receipt of written notice from the Trustee upon instruction from holders of at least 25% in aggregate principal amount of the then outstanding Notes to comply with any of the other agreements in the Indenture (other than those described above) and stating that such notice is a notice of default under the Indenture; provided that if such failure cannot be remedied within such 60-day period, such period shall be automatically extended by another 60 days so long as (i) such failure is subject to cure and (ii) the Operating Partnership is using commercially reasonable efforts to cure such failure; and provided further, that a failure to comply with any such other agreement in the Indenture that results from a change in generally accepted accounting principles shall not be deemed an event of default; and

•	certain events of bankruptcy, insolvency or reorganization with respect to the Operating Partnership or the Partnership.

If an event of default relating to certain events of bankruptcy, insolvency or reorganization with respect to the Operating Partnership occurs and is continuing, the principal amount of the Notes outstanding will become immediately due and payable without further action or notice on the part of the Trustee or any holders of the Notes. If an event of default related to payment occurs and is continuing, the Trustee or the holders of not less than 25% in principal amount of the Notes outstanding may declare the principal amount of the Notes and all accrued and unpaid interest to be due and payable. In the event any other default occurs and is continuing, holders of not less than a majority in aggregate principal amount of the Notes outstanding may declare the principal amount of the Notes and all accrued and unpaid interest to be due and payable. Under certain circumstances, the holders of a majority in principal amount of the Notes outstanding may rescind any such acceleration with respect to the Notes and its consequences.

The description of the Base Indenture and First Supplemental Indenture contained in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by reference to the full text of the Base Indenture and First Supplemental Indenture, a copy of each of which is filed herewith as Exhibit 4.1 and Exhibit 4.2, respectively, and incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
4.1	Indenture, dated September 30, 2010, between DCP Midstream Operating, LP and The Bank of New York Mellon Trust Company, N.A.

4.2	First Supplemental Indenture, dated September 30, 2010, by and among DCP Midstream Operating, LP, DCP Midstream Partners, LP and The Bank of New York Mellon Trust Company, N.A.

5.1	Opinion of Squire, Sanders & Dempsey L.L.P.

5.2	Opinion of Holland & Hart LLP

23.1	Consent of Squire, Sanders & Dempsey L.L.P. (included in Exhibit 5.1 hereto)

23.2	Consent of Holland & Hart LLP (included in Exhibit 5.2 hereto)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Partnership has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DCP MIDSTREAM PARTNERS, LP

By:	DCP MIDSTREAM GP, LP its General Partner

By:	DCP MIDSTREAM GP, LLC its General Partner

By:	/s/ Michael S. Richards
Name:	Michael S. Richards
Title:	Vice President, General Counsel and Secretary

September 30, 2010

EXHIBITS INDEX

Exhibit Number	Description
4.1	Indenture, dated September 30, 2010, between DCP Midstream Operating, LP and The Bank of New York Mellon Trust Company, N.A.

4.2	First Supplemental Indenture, dated September 30, 2010, by and among DCP Midstream Operating, LP, DCP Midstream Partners, LP and The Bank of New York Mellon Trust Company, N.A.

5.1	Opinion of Squire, Sanders & Dempsey L.L.P.

5.2	Opinion of Holland & Hart LLP

23.1	Consent of Squire, Sanders & Dempsey L.L.P. (included in Exhibit 5.1 hereto)

23.2	Consent of Holland & Hart LLP (included in Exhibit 5.2 hereto)